                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                DAY RUNNER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid: ________________________________________________

    (2) Form, Schedule or Registration Statement No.: __________________________

    (3) Filing party: __________________________________________________________

    (4) Date filed: ____________________________________________________________

                                DAY RUNNER, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 25, 1997


        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the "Annual Meeting") of Day Runner, Inc., a Delaware corporation (the "Company"), will be held Tuesday, November 25, 1997, at 9:00 a.m., California time, at The Sutton Place Hotel located at 4500 MacArthur Boulevard, Newport Beach, California 92660, for the following purposes, each as more fully described in the attached Proxy Statement:

               1. To elect eight directors. The names of the nominees intended to be presented for election are: James E. Freeman, Jr., James P. Higgins, Jill Tate Higgins, Charles Miller, Alan R. Rachlin, Mark A. Vidovich, Boyd I. Willat and Felice Willat.

               2. To approve an amendment to the Company's 1995 Stock Option Plan to increase the aggregate number of shares authorized for issuance thereunder from 500,000 to 775,000 shares.

               3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares authorized for issuance thereunder from 100,000 to 175,000 shares.

               4. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1998.

               5. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

        Only record holders of Common Stock at the close of business on October 3, 1997 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

        All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign and date the enclosed proxy card and return it as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.


                                       By Order of the Board of Directors


                                       Dennis K. Marquardt
                                       Secretary

Irvine, California
October 20, 1997

                                DAY RUNNER, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited by and on behalf of the Board of Directors of Day Runner, Inc. ("Day Runner" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Tuesday, November 25, 1997, at 9:00 a.m., California time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Sutton Place Hotel located at 4500 MacArthur Boulevard, Newport Beach, California 92660.

        These proxy solicitation materials were first mailed on or about October 20, 1997 to stockholders entitled to vote at the Annual Meeting.

        Only stockholders of record at the close of business on October 3, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 5,598,084 shares of Common Stock were issued and outstanding.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

        On all matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company's Certificate of Incorporation or Bylaws, the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the approval of matters submitted to the stockholders for a vote. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Broker non-votes are counted as shares that are present and entitled to vote for purposes of determining a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining the presence of a quorum but will not be treated as present and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

        The costs of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's annual meeting of stockholders to be held in 1998 must be received by the Company no later than June 17, 1998 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for November 25, 1997.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

        A board of eight directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's eight nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.

        The names of the nominees, and certain information about them, are set forth below:

NAME                     AGE              POSITION(S) WITH THE COMPANY
----                     ---     -----------------------------------------------------------
Mark A. Vidovich         47      Chairman of the Board, Chief Executive Officer and Director
James E. Freeman, Jr.    50      President, Chief Operating Officer and Director
James P. Higgins         48      Director
Jill Tate Higgins        41      Director
Charles Miller           55      Director
Alan R. Rachlin          46      Director
Boyd I. Willat           54      Director
Felice Willat            53      Director

        Mr. Vidovich joined the Company as Chief Executive Officer and a director in April 1986 and assumed the additional position of Chairman of the Board in March 1990.

        Mr. Freeman joined the Company as Chief Operating Officer in March 1993 and assumed the additional position of President in May 1995. He became a director in April 1997. From August 1992 until March 1993, Mr. Freeman was employed as a consultant by New Product Insights, an Overland Park, Kansas-based marketing consulting firm.

        Mr. Higgins has been a director since February 1987. Since 1984, Mr. Higgins has been President and Chairman of the Board of Higgins Management Company, a financial consulting firm. Mr. Higgins is the husband of Ms. Higgins.

        Ms. Higgins has been a director since June 1986. Ms. Higgins is a private investor and is the wife of Mr. Higgins.

        Mr. Miller has been a director since August 1986. Mr. Miller is a private investor.

        Mr. Rachlin has been a director since August 1987. In November 1994, Mr. Rachlin became Chief Executive Officer of Pate's Realm, Inc., a software developer. Since November 1992, Mr. Rachlin has also been a business consultant. From time to time, Mr. Rachlin serves as a consultant to the Company. See "Compensation of Directors" below.

        Mr. Willat is a co-founder of the Company, has been a director since its incorporation and served as Chairman of the Board from May 1981 until August 1988. Mr. Willat has served as Chief Executive Officer and President of Willat Writing Instruments, a new technology development company, since June 1988, as President of Isola Bella, Inc., a real estate development company, since June 1987, and as Chief Executive Officer of New York Food Company, an investment company, since June 1996. Mr. Willat is the husband of Ms. Willat.

        Ms. Willat is a co-founder of the Company and has been a director since October 1980. She served as President from 1981 until June 1990 and as Vice President, Consumer Affairs from June 1990 until July 1993 when she became Director, Consumer Affairs.
Ms. Willat is the wife of Mr. Willat.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors held a total of five meetings during the fiscal year ended June 30, 1997 and acted once by unanimous written consent. During the 1997 fiscal year, each director of the Company attended at least 80% of the aggregate number of (i) all meetings of the Board of Directors and (ii) all meetings held by all committees of the Board on which he or she served.

        The Audit Committee, which is comprised of Messrs. Higgins, Miller and Rachlin (Chairman), met six times during the fiscal year ended June 30, 1997 and acted once by unanimous written consent. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls, the independence of auditors and the scope and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. The Compensation Committee, which is comprised of Ms. Higgins (Chairperson) and Messrs. Miller and Rachlin, met three times during the fiscal year ended June 30, 1997. The Compensation Committee is responsible for administering the Company's Amended and Restated 1986 Stock Option Plan and 1995 Stock Option Plan, including determining the persons to whom options are granted and the terms of such options, and the Company's Employee Stock Purchase Plan, determining the annual compensation to be paid to the Company's executive officers, approving the annual officer bonus plan and performing such other duties regarding compensation matters as may be delegated to it by the Board of Directors from time to time.

        The Company does not have a nominating committee or any committee performing the function thereof.

COMPENSATION OF DIRECTORS

        The Company pays each non-employee director an annual fee of $10,000, payable quarterly, plus $750 and expenses for each Board of Directors meeting attended. The Company pays each member of the Compensation and Audit Committees an annual fee of $8,000 ($12,000 for the Chairperson of each such Committee), payable quarterly, plus $750 and expenses for each Committee meeting attended.

        In April 1997, Mr. Rachlin entered into a two-year consulting agreement with the Company pursuant to which he agreed to perform consulting services for the Company in exchange for ten-year warrants to purchase 25,000 shares of the Company's Common Stock at $25.625 per share (i.e., the closing sales price of the Company's Common Stock on the date of issuance). The consulting agreement was approved unanimously by the Board of Directors of the Company.

                               EXECUTIVE OFFICERS

        The executive officers of the Company, and certain information about them, are as follows:

NAME                     AGE      TITLE
----                     ---      -----
Mark A. Vidovich         47       Chairman of the Board, Chief Executive Officer and Director
James E. Freeman, Jr.    50       President, Chief Operating Officer and Director
Dennis K. Marquardt      54       Executive Vice President, Finance & Administration,
                                  Chief Financial Officer and Corporate Secretary
Dennis G. Baglama        45       Vice President, Sales
Ronald M. Bianco         50       Vice President, Product Development
Donald E. Bottinelli     38       Vice President, Marketing
John P. Kirkland         53       Vice President, Operations, North America
Stan Littley             39       Vice President, International Sales
Judy Tucker              52       Vice President, Corporate Development
Richard J. Whatley       53       Vice President, Chief Information Officer

        Officers are appointed by and serve at the discretion of the Board of Directors. The Company has no employment agreements with any of its officers. For information concerning Messrs. Vidovich and Freeman, see "Election of Directors - Nominees" above.

        Mr. Marquardt joined the Company in April 1986 and has served as its Chief Financial Officer since that time. He also served as Vice President, Finance of the Company from April 1986 until March 1990 and as Executive Vice President, Finance & Operations from March 1990 until April 1993 when he was appointed Executive Vice President, Finance & Administration.

        Mr. Baglama joined the Company as National Sales Manager in January 1985, became National Sales Director in June 1987 and was appointed Vice President, Sales in December 1990.

        Mr. Bianco joined the Company in June 1985 and held various non-officer positions until his appointment as Vice President, Product Development in December 1990.

        Mr. Bottinelli joined the Company as Marketing Merchandising Manager in August 1994, became Director of Marketing in January 1996 and was appointed Vice President, Marketing in August

1997. Mr. Bottinelli served as National Sales Manager of Stuart Hall Company, Inc., a Kansas City, Missouri-based manufacturer of office and school supplies, from June 1992 until August 1994.

        Mr. Kirkland joined the Company as Director, Customer Service & Distribution in February 1991 and became Senior Director, Customer Service & Distribution in February 1992. He became Vice President, Customer Service & Distribution in April 1993 and was appointed Vice President, Operations, North America in March 1996.

        Mr. Littley joined the Company in January 1986 and held various non-officer sales positions until his appointment as Vice President, International Sales in March 1996.

        Ms. Tucker joined the Company in September 1990 and held various non-officer positions until her appointment as Vice President, Corporate Development in March 1994.

        Mr. Whatley joined the Company as Senior Director, Information Services in December 1993 and became Vice President, Chief Information Officer in February 1995. He served as Vice President, Information Services of Authentic Fitness Corporation, an apparel manufacturer, from October 1993 until joining the Company, and of Taren Holdings, Inc., an apparel manufacturer, from December 1991 until its acquisition by Authentic Fitness Corporation in October 1993.

                            COMMON STOCK OWNERSHIP OF
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 1, 1997 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) the executive officers named in the Summary Compensation Table on page 8 and (iv) all current directors and officers of the Company as a group:

NAME OF BENEFICIAL OWNER(1)                       SHARES BENEFICIALLY OWNED   PERCENT OF CLASS
---------------------------                       -------------------------   ----------------
Jill Tate Higgins(2)                                       994,323                 17.8%
10153 1/2 Riverside Drive, #598
Toluca Lake, CA 91602

KAIM Non-Traditional, L.P.(3)                              695,271                 12.4
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA  90067

William Blair & Company(4)                                 598,770                 10.7
35 South LaSalle Street
Chicago, IL 60603

Mark A. Vidovich(5)(6)                                     409,756                  6.9
15295 Alton Parkway
Irvine, CA  92718

Felice Willat(7)                                           303,042                  5.4
15295 Alton Parkway
Irvine, CA 92718

Alan R. Rachlin(5) (8)                                     277,015                  4.8

Boyd I. Willat(9)                                          209,639                  3.7

Dennis K. Marquardt(5)(10)                                 164,790                  2.9

James E. Freeman, Jr.(5)(11)                               104,971                  1.8

Ronald M. Bianco(5)                                         58,216                  1.0

Dennis G. Baglama(5)                                        34,820                  *

James P. Higgins(12)                                        11,716                  *

Charles Miller(5)                                            8,899                  *

All current directors and officers as a
group (16 persons)(2)(5)(6)(7)(8)(9)(10)(11)(12)         2,625,639                 40.3

----------
*    Less than one percent.

                                               (footnotes continue on next page)

(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) Includes (i) 4,166 shares for which warrants held by Ms. Higgins are exercisable or become exercisable within 60 days after September 1, 1997;
     (ii) 930,043 shares held by O.S. II, Inc., a California corporation of which Ms. Higgins, along with one of her minor children, is the sole owner; and (iii) 60,114 shares held by Lakeside Enterprises, L.P., a California limited partnership of which Ms. Higgins is the general partner and a limited partner and of which O.S. II, Inc. is a limited partner. Does not include 10,466 shares beneficially owned by James P. Higgins, Ms. Higgins' husband, and 1,250 shares held by James P. Higgins as custodian for his two minor children, as to which shares Ms. Higgins disclaims beneficial ownership (see footnote 12 below).

(3) Based on a Form 13F dated June 13, 1997, wherein KAIM Non-Traditional, L.P. reported that, as of June 30, 1997 and as an institutional investment manager, it had sole investment discretion and voting authority as to such shares.

(4) Based on a Form 13F dated July 14, 1997, wherein William Blair & Company reported that, as of June 30, 1997 and as an institutional investment manager, it had sole investment discretion as to such shares and sole voting authority as to 301,400 of such shares.

(5)  Includes 312,018, 210,415, 72,600, 96,921, 47,500, 34,820, 8,899 and
     922,198 shares for which options or warrants beneficially owned by Messrs. Vidovich, Rachlin, Marquardt, Freeman, Bianco, Baglama and Miller and all current directors and officers as a group, respectively, are exercisable or become exercisable within 60 days after September 1, 1997.

(6) Does not include 4,403 and 3,800 shares held by Mr. Vidovich's children and by a trustee for the benefit of one of Mr. Vidovich's children, respectively, as to which shares Mr. Vidovich disclaims beneficial ownership.

(7) Includes (i) 20,000 shares for which options held by Ms. Willat are exercisable or become exercisable within 60 days after September 1, 1997; and (ii) 34,000 shares held by Mr. and Ms. Willat as trustees of trusts for the benefit of their children and as to which shares Mr. and Ms. Willat share voting and investment power. Does not include 175,639 shares beneficially owned by Boyd I. Willat, Ms. Willat's husband, as to which shares Ms. Willat disclaims beneficial ownership (see footnote 9 below).

(8) Does not include 2,060 shares held by a custodian for the benefit of Mr. Rachlin's minor children.

(9) Includes (i) 29,166 shares for which warrants held by Mr. Willat are exercisable or become exercisable within 60 days after September 1, 1997; and (ii) 34,000 shares held by Mr. and Ms. Willat as trustees of trusts for the benefit of their minor children and as to which shares Mr. and Ms. Willat share voting and investment power. Does not include 269,042 shares beneficially owned by Felice Willat, Mr. Willat's wife, as to which shares Mr. Willat disclaims beneficial ownership (see footnote 7 above).

(10) Includes 3,800 shares held by Mr. Marquardt as trustee for one of Mr. Vidovich's children.

(11) Includes 2,000 shares held by Mr. Freeman's wife for the benefit of their minor children.

(12) Includes (i) 4,166 shares for which warrants held by Mr. Higgins are exercisable or become exercisable within 60 days after September 1, 1997; and (ii) 1,250 shares held by Mr. Higgins as custodian for his two minor children. Does not include 994,323 shares beneficially owned by Ms. Higgins as to which shares Mr. Higgins disclaims beneficial ownership (see footnote 2 above).

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

        The following table sets forth certain information concerning compensation paid or accrued for the fiscal years indicated below by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers for the fiscal year ended June 30, 1997:

                                                                     LONG-TERM
                                          ANNUAL COMPENSATION       COMPENSATION
                                       --------------------------      AWARDS
     NAME AND                                                       ------------     ALL OTHER
 PRINCIPAL POSITION(S)       YEAR(1)   SALARY($)(2)   BONUS($)(3)    OPTIONS(#)  COMPENSATION($)(4)
 ---------------------       -------   ------------   -----------    ----------  ------------------
Mark A. Vidovich              1997     $300,000         $      0       75,000         $2,250
Chief Executive Officer       1996      300,000          285,480       75,875          2,966
and Chairman of the Board     1995      200,000          122,000       50,000          3,000

James E. Freeman, Jr.         1997      250,000                0       50,000          2,250
President and                 1996      250,000          230,100       50,000          2,570
  Chief Operating Officer     1995      175,000          103,250       25,000          2,625

Dennis K. Marquardt           1997      150,000                0       10,000          2,250
Executive Vice President,     1996      150,000          131,040       10,000          2,310
  Finance & Administration    1995      150,000           84,000       10,000          2,250
  and Chief Financial Officer

Dennis G. Baglama             1997      132,000                0       10,000          1,980
Vice President, Sales         1996      132,000          111,197       10,000          1,569
                              1995      132,000           71,200        5,000          1,980

Ronald M. Bianco              1997      132,000                0       10,000          1,980
Vice President,               1996      132,000          111,197       10,000          2,358
  Product Development         1995      125,000           52,188        5,000          1,875

----------

(1) The years 1997, 1996 and 1995 refer to the twelve months ended June 30, 1997, 1996 and 1995, respectively.

(2) Includes amounts, if any, deferred by the named officer under the Company's 401(k) Plan.

(3) No bonuses were earned by the named officers for the fiscal year ended June 30, 1997.

(4) All amounts shown represent Company matching contributions allocated under the Company's 401(k) Plan to the accounts of the named officers.

OPTION GRANTS IN FISCAL YEAR 1997

        The following table sets forth certain information concerning stock option grants in the fiscal year ended June 30, 1997 to the executive officers named in the Summary Compensation Table:

                                                                                  POTENTIAL
                                                                               REALIZABLE VALUE
                                     INDIVIDUAL GRANTS                            AT ASSUMED
                        ---------------------------------------------------      ANNUAL RATES
                                        % OF TOTAL                              OF STOCK PRICE
                                         OPTIONS                                 APPRECIATION
                                        GRANTED TO    EXERCISE                 FOR OPTION TERM(3)
                          OPTIONS       EMPLOYEES       PRICE    EXPIRATION  ----------------------
      NAME              GRANTED(#)(1)  IN FY 1997(2)  ($/SHARE)     DATE       5%($)       10%($)
      ----              -------------  -------------  ---------  ----------  ----------  ----------
Mark A. Vidovich           75,000         32.3%        $26.00      7/9/06    $1,226,345  $3,107,798
James E. Freeman, Jr.      50,000         21.5          26.00      7/9/06       817,563   2,071,865
Dennis K. Marquardt        10,000          4.3          26.00      7/9/06       163,513     414,373
Dennis G. Baglama          10,000          4.3          26.00      7/9/06       163,513     414,373
Ronald M. Bianco           10,000          4.3          26.00      7/9/06       163,513     414,373

----------

(1) Such options were granted under the Company's 1995 Stock Option Plan (the "1995 Plan"), vest and become exercisable in 20 equal quarterly installments over five years and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment. The exercise prices of such options represent the reported closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the grant date.

(2) The Company granted options to purchase an aggregate of 232,500 shares of Common Stock under the 1995 Plan to employees in the fiscal year ended June 30, 1997.

(3) Potential values are net of exercise price and before taxes payable in connection with the exercise of such options or the subsequent sale of shares acquired upon the exercise of such options. These values represent certain assumed rates of appreciation of the Company's Common Stock (i.e., 5% and 10% compounded annually over the term of such options) based on the SEC's rules. The actual values will depend upon, among other factors, the future performance of the Company's Common Stock, overall market conditions and the named officer's continued employment with the Company. Therefore, the potential values reflected in this table may vary from those actually achieved.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND OPTION VALUES AT JUNE 30,
1997

        The following table sets forth certain information concerning unexercised options held as of June 30, 1997 by the executive officers named in the Summary Compensation Table:

                                                       NUMBER OF SHARES               VALUE OF
                       SHARES                       UNDERLYING UNEXERCISED     UNEXERCISED IN-THE-MONEY
                      ACQUIRED                        OPTIONS AT 6/30/97        OPTIONS AT 6/30/97(2)
                         ON          VALUE        --------------------------  --------------------------
        NAME         EXERCISE(#)  REALIZED($)(1)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
        ----         -----------  --------------  -----------  -------------  -----------  -------------
Mark A. Vidovich         0         $  --            250,237       199,513     $5,014,344   $2,929,194
James E. Freeman, Jr.    0            --             96,750       121,250      1,767,188    1,715,313
Dennis K. Marquardt      0            --             50,695        27,405      1,036,665      394,035
Dennis G. Baglama        0            --             20,750        24,250        397,563      347,313
Ronald M. Bianco         0            --             36,000        24,000        731,938      341,813

----------

(1) Such value represents the difference between the market value of the shares acquired upon exercise of such options (calculated using the closing sales price of the Company's Common Stock on the date of exercise as reported on The Nasdaq Stock Market) and the exercise price of such options.

 (2) Such value represents the difference between the market value of the shares underlying such "in-the-money" options (calculated using the closing sales price (i.e., $33.25) of the Company's Common Stock on June 30, 1997 as reported on The Nasdaq Stock Market) and the exercise price of such options.


TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

OFFICER SEVERANCE PLAN

        In 1993, the Company implemented an officer severance plan (the "Severance Plan") under which officers of the Company are entitled to receive certain severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a "change in control" of the Company, an officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for "good reason" (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control.

        Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus automobile allowance), the number of years employed by the Company and the highest office attained prior to termination. The amounts that would be payable under the Severance Plan to Messrs. Vidovich, Freeman, Marquardt, Baglama and Bianco if their employment were terminated as of September 1, 1997 and they were eligible for severance benefits under the Severance Plan would be $384,000, $214,333, $183,400, $115,000, and $115,000, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee presently consists of Jill Tate Higgins (Chairperson), Charles Miller and Alan R. Rachlin, all of whom are outside directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The following are certain transactions entered into between the Company and its officers, directors and principal stockholders and their affiliates since July 1, 1996:

        In December 1996, the Company granted to each of James Higgins, Jill Tate Higgins, Charles Miller, Alan Rachlin, Boyd Willat and Felice Willat, all of whom are non-employee directors of the Company, warrants to purchase 25,000 shares of the Company's Common Stock at an exercise price of $23.5625 per share (i.e., the closing sales price of the Company's Common Stock on the date of grant). Such warrants vest in 60 equal monthly installments with the first of such installments vesting on January 1, 1997 and one additional installment vesting on the first day of each calendar month thereafter as long as the holder remains a director of the Company.

        In August 1997, the Company granted to each of Mark Vidovich, Dennis Marquardt, Dennis Baglama, Ronald Bianco, Stan Littley and Judy Tucker warrants to purchase 15,000 shares of the Company's Common Stock and to John Kirkland warrants to purchase 5,000 shares of the Company's Common Stock. All of such warrants were granted to such officers of the Company in recognition of their contributions to and tenure with the Company. The exercise price of all of such warrants is $33.75 per share (i.e., the closing sales price of the Company's Common Stock on the date of grant), and the warrants vested and became exercisable immediately.

        In August 1997, the Company repurchased from certain directors and officers of the Company an aggregate of 347,794 shares of the Company's Common Stock at a repurchase price of $33.25 per share (i.e., the closing sales price of the Company's Common Stock on the date of the repurchase). The officers and directors from whom such shares were repurchased and the number of shares repurchased from them are set forth below:

              NAME                   NUMBER OF SHARES
           OF OFFICER                  REPURCHASED                AGGREGATE
          OR DIRECTOR                 BY THE COMPANY            PURCHASE PRICE
          -----------               ------------------          --------------
        Mark A. Vidovich                  70,000                 $ 2,327,500
        James E. Freeman, Jr.             27,329                     908,689
        James P. Higgins                   3,500                     116,375
        Jill Tate Higgins                101,174*                  3,364,035
        Charles Miller                     3,267                     108,628
        Alan R. Rachlin                   34,500                   1,147,125

--------

* Of such shares, (i) 91,174 shares were repurchased from O.S. II, Inc., a California corporation of which Ms. Higgins, along with one of her minor children, is the sole owner, and (ii) 10,000 shares were repurchased from Lakeside Enterprises, L.P., a California limited partnership of which Ms. Higgins is the general partner.

              NAME                   NUMBER OF SHARES
           OF OFFICER                  REPURCHASED                AGGREGATE
          OR DIRECTOR                 BY THE COMPANY            PURCHASE PRICE
          -----------               ------------------          --------------
        Boyd I. Willat                    23,236                 $   772,597
        Felice Willat                     31,210                   1,037,732
        Dennis K. Marquardt               21,000                     698,250
        Dennis G. Baglama                  6,930                     230,422
        Ronald M. Bianco                  10,000                     332,500
        Donald W. Bottinelli               2,163                      71,920
        Stan Littley                       4,158                     138,254
        Judy Tucker                        7,827                     260,248
        Richard J. Whatley                 1,500                      49,876
                                         -------                 -----------
                 Total                   347,794                 $11,564,151
                                         =======                 ===========


        See "Election of Directors - Compensation of Directors."

        The following Compensation Committee Report on Executive Compensation and the Performance Graph on page 15 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is responsible for determining and approving the annual compensation to be paid and the benefits to be provided to the Company's executive officers and for administering the Company's stock option plans. The Company's compensation program is designed to attract, retain and motivate qualified executive officers who the Company believes will contribute to its long-term success. The Company's compensation program is comprised primarily of annual base salaries, stock option grants and cash bonuses based on the Company's fiscal year financial performance. In addition, executive officers are eligible to participate in the Company's employee stock purchase plan and receive automobile allowances, group life insurance and health benefits as part of their overall compensation. The Committee considers each component of compensation within the context of the entire officer compensation program in making its determinations.

        The Compensation Committee of the Board of Directors during fiscal 1997 consisted of Jill Tate Higgins (Chairperson), Charles Miller and Alan R. Rachlin, all of whom are outside directors. Although Mr. Vidovich, the Company's Chief Executive Officer, is invited from time to time to attend meetings of the Compensation Committee and periodically consults with and makes recommendations to the Committee regarding officer compensation, he is not entitled to vote on any matters under consideration by the Committee and does not participate in discussions during Committee meetings regarding the setting of his annual base salary, the award of any bonus to him or the grant of stock options to him.

        Annual Base Salaries. The Compensation Committee reviews and approves the annual base salaries of all executive officers (including the Chief Executive Officer). In determining annual base salaries, the Committee considers both subjective and objective factors, including, among others, an officer's responsibilities, experience and qualifications, job performance, contributions and length of service to the Company, general information concerning competitive salaries and the Company's financial results and condition. For fiscal 1997, the Compensation Committee did not increase annual base salaries of the Company's executive officers over fiscal 1996 levels principally because of the Committee's belief that (i) such officers' base salaries were adequate and appropriate in light of the foregoing factors and (ii) the principal opportunity for increased compensation should be incentive-based and depend on appreciation in the value of the Company's Common Stock subject to or acquired upon the exercise of stock options granted to such officers and bonuses based on the Company's financial performance.

        Bonuses. The Compensation Committee believes that a significant portion of an officer's overall compensation should be incentive-based and directly linked to the financial performance of the Company and to the Company's goal of increasing stockholder value. Under the terms of the officer bonus plan adopted for fiscal year 1997 (the "Fiscal 1997 Officer Bonus Plan") and administered by the Compensation Committee, executive officers were entitled to receive cash bonuses only if fiscal year 1997 after bonuses net income increased by at least 20% over the prior fiscal year's after bonuses net income. If such 20% net income growth had been achieved, each officer would have been entitled to receive a cash bonus based on a percentage of his or her annual base salary, and such percentage increased as the rate of such net income growth achieved exceeded 20%. Such bonuses are calculated and paid after completion of the Company's annual audit. The minimum after bonuses net income at which officers were eligible to receive bonuses under the Fiscal 1997 Officer Bonus Plan was $14,182,000 (i.e., 120% of the Company's after bonuses net income for fiscal year 1996). Based on fiscal 1997 after bonuses net income of $12,548,000, no bonuses were earned by the Company's executive officers under the Fiscal 1997 Officer Bonus Plan.

        Stock Options. Options to purchase the Company's Common Stock have historically been and continue to be a key component of the Company's compensation program. The Compensation Committee views the grant of stock options as a valuable incentive that serves to attract, retain and motivate executive officers and other key employees as well as to align their interests more closely with the Company's goal of enhancing stockholder value. The Committee reviews and considers recommendations by the Company's Chief Executive Officer with regard to the grant of stock options to executive officers (other than himself) and certain key employees. In determining the size, frequency and other terms of an option grant to an executive officer, the Committee considers a number of factors, including, among others, such officer's position, responsibilities, job performance, prior option grants, contributions and length of service to the Company and the value of his or her vested and unvested previously granted stock options, if any.

        The exercise price of options is not less than the market price on the date of grant and, therefore, options will only have value if the stock price increases over the option exercise price. Options generally vest in equal quarterly installments over five years as long as the optionee remains an employee of the Company and, therefore, encourage an optionee to remain in the employ of the Company. In fiscal 1997, options to purchase an aggregate of 197,500 shares of Common Stock were granted to all executive officers as a group and represented 84.9% of all options granted to the Company's employees in fiscal 1997.

        Compensation of Chief Executive Officer. The Compensation Committee generally considers the same factors in determining the Chief Executive Officer's compensation as it considers with respect to the Company's other executive officers. Mr. Vidovich's fiscal 1997 compensation combined an annual base salary with a stock option grant, and thus reflects the Compensation Committee's philosophy that a significant portion of the Chief Executive Officer's overall compensation should be incentive-based.

        Deductibility of Executive Compensation. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. Based upon the Company's current compensation plans and policies and the regulations under
Section 162(m), it appears unlikely that the compensation to be paid to the Company's executive officers for fiscal 1998 would exceed the $1 million limitation per officer.

                                       COMPENSATION COMMITTEE


                                       Jill Tate Higgins, Chairperson
                                       Charles Miller
                                       Alan R. Rachlin

                                PERFORMANCE GRAPH

        The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Nasdaq Market Index and of a selected peer group of publicly traded companies (the "Selected Peer Group") having the same four-digit standard industrial code (SIC) as the Company (SIC Code 2782 -- Blankbooks, Looseleaf Binders and Devices) for the period commencing July 1, 1992 and ended June 30, 1997. The Selected Peer Group is currently comprised of Deluxe Corp., Franklin Covey Co., John H.
Harland Co. and Day Runner.

        The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
        AMONG DAY RUNNER, THE NASDAQ MARKET INDEX AND SELECTED PEER GROUP




                               [PERFORMANCE GRAPH]




                       6/30/92   6/30/93   6/30/94   6/30/95   6/30/96   6/30/97
Day Runner                $100   $ 84.78   $160.87   $150.00   $225.00   $289.13
Nasdaq Market Index        100    122.76    134.61    157.88    198.73    239.40
Selected Peer Group        100    101.06     84.76     95.71    105.11    107.97

----------

* Assumes (i) $100 invested on July 1, 1992 in each of the Company's Common Stock, the Nasdaq Market Index and the Selected Peer Group and (ii) immediate reinvestment of all dividends, if any.

                      PROPOSAL 2 - APPROVAL OF AMENDMENT TO
                      THE COMPANY'S 1995 STOCK OPTION PLAN

        In 1995, the Board of Directors of the Company adopted and the Company's stockholders approved the 1995 Stock Option Plan (the "1995 Plan") under which 300,000 shares of Common Stock were initially reserved for issuance pursuant to the exercise of stock options granted thereunder. The 1995 Plan was amended in 1996 to increase the number of shares authorized for issuance thereunder by 200,000 shares.

        In September 1997, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1995 Plan to increase the number of shares authorized for issuance thereunder by 275,000 shares. Such proposed increase represents less than 5% of the number of issued and outstanding shares of the Company's Common Stock as of October 1, 1997. If such amendment is approved, a total of 775,000 shares will have been authorized for issuance under the 1995 Plan since its inception. As of October 1, 1997, 4,513 shares had been issued upon the exercise of options under the 1995 Plan, 472,987 shares were subject to outstanding options, and 22,500 shares (not including the 275,000-share increase subject to stockholder approval at the Annual Meeting) remained available for option grants under the 1995 Plan. To the extent options are granted to purchase any of such additional 275,000 shares prior to obtaining stockholder approval of such amendment, such options will be expressly conditioned upon obtaining such approval.

        AT THE ANNUAL MEETING, THE STOCKHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1995 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 275,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE 1995 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1995 PLAN.

NEW PLAN BENEFITS

        Grants under the 1995 Plan are made at the discretion of the Compensation Committee to whom the Board of Directors has delegated the administration of the 1995 Plan. Because future optionees, the number of shares subject to option grants and exercise prices have not yet been determined, future grants under the 1995 Plan are not yet determinable.

        A summary of the principal provisions of the 1995 Plan is set forth below and is qualified in its entirety by reference to the 1995 Plan. A copy of the 1995 Plan is available from the Company's Secretary upon request.

PURPOSE

        The purposes of the 1995 Plan are to (i) attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business;
(ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

ADMINISTRATION

        The 1995 Plan may be administered by the Board of Directors or, upon appointment by the Board, by a committee composed of two or more Board members. The 1995 Plan is currently administered by the Compensation Committee, comprised of outside directors, which has been authorized to approve the grant and terms of options. The interpretation and construction of any provision of the 1995 Plan is within the sole discretion of the members of the Board or its committee, whose determination is final and binding.

ELIGIBILITY

        The 1995 Plan provides that non-statutory stock options and incentive stock options may be granted to employees (including officers and directors who are also employees) of the Company and that non-statutory stock options may also be granted to consultants to the Company. As administrator of the 1995 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or non-statutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including an employee's position and responsibilities, individual job performance, prior stock option grants (if any), contributions and length of service to the Company, the value of his or her vested and unvested previously granted options, if any, and other relevant factors. As of October 1, 1997, approximately 1,186 persons were eligible to receive options and 18 optionees were holding options under the 1995 Plan.

TERMS OF OPTIONS

        Options granted under the 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

        (a) Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company's plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1995 Plan during any calendar year to any one optionee may not exceed 100,000 shares.

        (b) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1995 Plan vest and become exercisable at such times and in such cumulative installments as the Board of Directors or its committee determines subject to earlier termination of the option upon termination of the optionee's employment for any reason. The form of payment for shares to be issued upon the exercise of an option may, in the discretion of the Board of Directors or its committee, consist of cash, check, the delivery of shares of Common Stock, a combination thereof or such other consideration as is determined by the Board of Directors or its committee.

        (c) Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Board of Directors or its committee and may not be less than 100% of the fair market value of the Common Stock on the grant date with respect to both non-statutory and incentive stock options. The fair market value of the Common Stock on the date of an option grant is equal to the closing sales price of the Common Stock on the date of the option grant as reported on The Nasdaq Stock Market. On October 13, 1997, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $40.50 per share.

        (d) Termination of Employment: If an optionee's employment with the Company is terminated for any reason, other than death, total and permanent disability or termination "for cause" (as defined in the 1995 Plan), his or her options may be exercised at any time within 90 days after such termination as to all or part of the shares as to which the optionee was entitled to exercise the options at the time of termination. If the optionee's employment with the Company is terminated for cause, his or her options may be exercised at any time within 30 days after such termination to the extent such options are vested and not exercised as of such date.

        (e) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within 180 days after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

        (f) Expiration of Options: Options may not have a term greater than ten years from the grant date for an incentive stock option or ten years plus one day from the grant date for a non-statutory stock option. No option may be exercised after its expiration.

        (g) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or by the laws of descent and distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee or his or her legal guardian during the lifetime of the optionee or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the option by bequest or inheritance.

        (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Board of Directors or its committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1995 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options and in the number of shares available for issuance under the 1995 Plan. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation as a result of which the Company is not the surviving and controlling corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise his or her options as to all or any portion of the shares covered by such options, including shares as to which the options would not otherwise be exercisable.

AMENDMENT AND TERMINATION

        The Board of Directors or its committee may amend or terminate the 1995 Plan at any time or from time to time without the approval of the Company's stockholders; provided, however, that approval of the holders of voting shares represented or present and entitled to vote is required for any amendment to the 1995 Plan which would: (i) materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (ii) materially change the designation of the class of persons eligible to participate in the 1995 Plan; (iii) remove the administration of the 1995 Plan from the Board of Directors or its committee; (iv) extend the term of the 1995 Plan beyond its initial ten-year term; (v) materially increase the benefits to participants under the 1995 Plan; or (vi) materially modify the requirements as to eligibility for participation in the 1995 Plan. In any event, the 1995 Plan will terminate on the tenth anniversary of its approval by the stockholders of the Company (i.e., December 5, 2005) provided that any options then outstanding will remain outstanding until they expire by their terms.

TAX INFORMATION

        The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1995 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

        INCENTIVE STOCK OPTIONS

        If an option granted under the 1995 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

        If an optionee exercises an incentive stock option and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, whichever period ends later, any gain realized upon disposition will be characterized as capital gain, and any loss will be capital loss. In either such case, the Company will not be entitled to a federal income tax deduction. If the optionee's holding period for the shares (without "tacking on" any holding period for the option) exceeds 18 months, then the gain will be subject to a maximum federal tax rate of 20%; otherwise, the maximum federal tax rate will be 28%.

        If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the purchase price or (ii) the amount realized on the disposition less the purchase price will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An optionee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized is less than the purchase price, generally the optionee will not recognize income.

        The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition may offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize an adjustment to alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. An optionee's alternative minimum tax liability is affected by the availability of a special credit, a basis adjustment and other complex rules. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

        In general, there will be no federal tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.

        NON-STATUTORY STOCK OPTIONS

        Non-statutory stock options granted under the 1995 Plan do not qualify as "incentive stock options" and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

        Upon a sale of any shares acquired pursuant to the exercise of a non-statutory stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a long-term, medium-term or short-term capital gain or loss, as the case may be, depending on the optionee's holding period for the shares without "tacking on" any holding period for the option. The optionee's basis for determination of such gain or loss will ordinarily be the sum of (i) the amount paid for such shares plus

(ii) any ordinary income recognized by the optionee as a result of the exercise of such option. A capital gain will be eligible for a 20% maximum federal tax rate if the holding period for the shares purchased upon exercise of the option is at least 18 months plus one day. If the holding period for the shares is shorter, the maximum federal tax rate will be 28%.

        In general, there will be no federal tax consequences to the Company upon the grant or termination of a non-statutory stock option or the sale or disposition of the shares acquired upon exercise of a non-statutory stock option. However, upon the exercise of a non-statutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its reporting obligations under the Code and relevant regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.

                    PROPOSAL 3 - APPROVAL OF AMENDMENT TO THE
                     COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

        In 1992, the Board of Directors of the Company adopted and the stockholders of the Company approved the Company's Employee Stock Purchase Plan (the "Purchase Plan") under which 100,000 shares of Common Stock have been reserved for issuance.

        In September 1997, the Board of Directors amended the Purchase Plan, subject to stockholder approval, to increase the number of shares authorized for issuance thereunder by an additional 75,000 shares. If the amendment is approved, a total of 175,000 shares will have been authorized for issuance under the Purchase Plan since its inception (of which 81,773 shares had been issued as of October 1, 1997).

        AT THE ANNUAL MEETING, THE STOCKHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE PURCHASE PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 75,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE SUCH AMENDMENT. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

NEW PLAN BENEFITS

        Purchases of the Company's Common Stock under the Purchase Plan are made at the discretion of the participants therein. Accordingly, future purchases under the Purchase Plan are not yet determinable.

        A summary of the principal provisions of the Purchase Plan is set forth below and is qualified in its entirety by reference to the Purchase Plan.

PURPOSE

        The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company from the Company through payroll deductions.

ADMINISTRATION

        The Purchase Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors and is currently administered by the Compensation Committee of the Board of Directors. Members of the Board of Directors or its committee who are eligible employees are, subject to certain limitations, permitted to participate in the Purchase Plan. The interpretation and construction of any provision of the Purchase Plan is within the sole discretion of the Board of Directors or its committee, whose determination is final, conclusive and binding upon all participants. No charges for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

ELIGIBILITY

        All employees, including officers and directors, who have been employed by the Company or its subsidiaries for six months or more, who are customarily employed by the Company or its subsidiaries for more than 20 hours per week and five months or more per calendar year and who are employed by the Company or its subsidiaries at the beginning of an applicable offering period are eligible to participate in an offering under the Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership set forth in the Purchase Plan.

PARTICIPATION IN THE PLAN

        The Purchase Plan is implemented by one offering during each six-month period. Offering periods commence on January 1 and July 1 of each year. The first offering period began on July 1, 1992. The Board of Directors has the power to alter the duration of the offering periods without stockholder approval. Eligible employees become participants in the Purchase Plan by completing a subscription agreement authorizing payroll deductions and delivering it to the Company's payroll office not less than 15 days prior to the first offering date with respect to which it is to be effective. An employee's participation continues from offering period to offering period at the deduction rate authorized in the subscription agreement unless the participant makes a timely election of a different rate or withdraws from the Purchase Plan. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate until the next offering period.

PURCHASE PRICE

        The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on the first day of the offering period or 85% of the fair market value of a share of Common Stock on the last day of the offering period. The fair market value of the Common Stock on a given date is equal to the closing sales price of the Common Stock on such date as reported in The Wall Street Journal. On October 13, 1997, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $40.50 per share.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

        The purchase price of the shares is accumulated by payroll deductions over the offering period. The rate of deductions may not exceed 15%, or such other rate as may be determined from time to time by the Board of Directors, of a participant's compensation and a participant may not increase or decrease the rate of deduction for an offering period after it commences. Payroll deductions for a participant commence on the first payday following the date of commencement of the offering period and continue thereafter from offering period to offering period at the same rate unless such rate is changed or the employee's participation is terminated as provided in the Purchase Plan. A participant may elect to change his or her percentage rate of payroll deduction only by completing and filing a new subscription agreement with the Company not less than 15 days prior to the first day of the offering period with respect to which it is to become effective.

        All payroll deductions are credited to the participant's account under the Purchase Plan and are deposited with the general funds of the Company. Any cash remaining to the credit of a participant's account after the purchase of shares at the end of an offering period, other than an amount representing a fractional share, will be returned to the participant without interest. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

PURCHASE OF STOCK; EXERCISE OF OPTION

        By executing a subscription agreement to participate in the Purchase Plan, an employee is entitled to have shares placed under option to him or her. The maximum number of shares which may be placed under an option is that number of full shares of Common Stock determined by dividing an amount equal to 5% of a participant's aggregate compensation for the 12 calendar months preceding the offering period by 85% of the fair market value of a share of the Common Stock at the beginning of such offering period. In other words, although the actual purchase price per share upon the exercise of an option under the Purchase Plan will be the lesser of 85% of the fair market value of the Common Stock on the first day of the offering period or on the last day of the offering period, the maximum number of shares which may be purchased upon the exercise of an option at the end of an offering period will not exceed that number calculated in accordance with the formula in the preceding sentence.

        Unless an employee's participation in the Purchase Plan is terminated, his or her option for the purchase of shares is exercised automatically on the last day of the offering period at the applicable price. The shares purchased for an employee are delivered to him or her as promptly as practicable after the end of the applicable offering period, together with any cash remaining to the credit of his or her account under the Purchase Plan after the purchase of shares, other than any amount representing a fractional share. Any amount representing a fractional share will be credited to a participant's account for the next offering.

        Notwithstanding the foregoing, no employee is permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of an option thereunder, the employee would own 5% or more of the voting stock or value of all classes of stock of the Company or any of its subsidiaries (including stock which may be purchased through subscriptions under the Purchase Plan or pursuant to any other options), nor may any employee be granted an option under an employee stock purchase plan (within the meaning of Section 423 of the Code and any successor provision) which would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made in as equitable a manner as is practicable.

WITHDRAWAL

        Although each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, a participant can discontinue his or her participation in a given offering in whole, but not in part, by signing and delivering to the Company a notice of option cancellation and withdrawal from the Purchase Plan at any time prior to the end of an offering period. Promptly after such withdrawal, all payroll deductions credited to the employee's account will be returned to him or her without interest and no further payroll deductions will be made during the offering period.

        Any withdrawal by an employee of accumulated payroll deductions for a given offering automatically terminates the employee's interest in that offering. In effect, the employee is given an option which may or may not be exercised upon termination of the applicable offering period. By executing the subscription agreement to participate in the Purchase Plan, an employee does not become obligated to make the stock purchase; rather the subscription agreement is merely an election by the employee to place shares under option to him or her. Unless an employee's participation is terminated, his or her option for the purchase of shares will be exercised automatically at the end of the offering period, and the maximum number of full shares purchasable with the employee's accumulated payroll deductions will be purchased for the employee at the applicable price.

        A participant's withdrawal from an offering or an employee's decision not to participate in an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

        Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain in the continuous employ of the Company for more than 20 hours per week during the offering period, terminates his or her participation in the Purchase Plan. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the participant in the subscription agreement.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by an option under the Purchase Plan and the number of shares which are available for issuance, as well as the option price per share of an unexercised option, will be proportionately adjusted for any change in the number of shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, outstanding options will be assumed by the successor corporation or the Board will declare that any option will terminate as of a date fixed by the Board of Directors or its committee which is at least 30 days after notice thereof is given to participants. Unless a participant terminates his or her participation in the Purchase Plan prior to such date, his or her option to purchase shares will be automatically exercised on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number of shares subject to his or her option).

NONASSIGNABILITY

        No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason (other than upon the death of an employee or pursuant to a qualified domestic relations order or ERISA as provided in the Purchase Plan), and any such attempt may be treated by the Company as an election by the participant to withdraw from the Purchase Plan.

DESIGNATION OF BENEFICIARY

        A participant may file a written designation of a beneficiary who is to receive any shares and/or cash from the participant's account under the Purchase Plan in the event of such participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company. In the event of the death of a participant and in the absence of a validly designated beneficiary who is living at the time of the participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the participant's estate, or if no such person has been appointed, then to such person as the Company determines in its discretion.

REPORTS

        Individual accounts are maintained for each Purchase Plan participant. Each participant receives as promptly as practicable after the end of each offering period a report of his or her account setting forth the total amount of accumulated payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any, in his or her account.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

        The Board of Directors may at any time amend or terminate the Purchase Plan, except that any termination may not affect options previously granted thereunder nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant without his or her prior written consent. No amendment may be made to the Purchase Plan without prior approval of the Company's stockholders if such amendment would increase the number of shares reserved under the Purchase Plan, modify the eligibility requirements or materially increase the benefits which may accrue to participants under the Purchase Plan. In any event, the Purchase Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., January 29, 2002), provided that such termination shall not affect options previously granted and then outstanding.

TAX INFORMATION

        The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of an option or purchase of shares. As summarized below, a participant will become liable for tax upon disposition of the shares acquired under the Purchase Plan.

        If shares are disposed of at a gain by a participant at least two years after the date of the beginning of the offering period in which such shares were acquired, then the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or
(b) the excess of the fair market value of the shares at the beginning of the offering period in which such shares were acquired over the purchase price of the shares (computed as of the commencement of such offering period) will be treated as ordinary income to the participant. Any further gain upon such disposition will be treated as capital gain. The maximum federal tax rate on any such capital gain will be

20%, so long as the participant's holding period for the shares sold exceeds 18 months. If the shares are sold and the sales price is less than the purchase price, the participant will not recognize any ordinary income and will have a long-term capital loss equal to the difference. The Company will not be allowed an income tax deduction in connection with any disposition described in this paragraph.

        If shares are disposed of by a participant (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the date the option is exercised over the purchase price of the shares will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. In the event of such a disposition, the Company is entitled to a deduction for the amount treated as ordinary income to a participant. The balance of any gain realized on any such disposition will be short-term, medium-term or long-term, depending on whether the shares were held for less than one year, more than one year but not more than 18 months, or more than 18 months. Short-term gains are taxed much like ordinary income; medium-term gains are subject to a maximum federal tax rate of 28%; and long-term gains are subject to a maximum federal tax rate of 20%. Even if the shares are sold for less than their fair market value on the date the option was exercised, the same amount of ordinary income will be attributed to a participant and a capital loss will be recognized equal to the difference between the sales price and the value of the shares on the option exercise date.

        The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

                    PROPOSAL 4 - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

        The Board of Directors has appointed Deloitte & Touche LLP, independent auditors, to audit the Company's consolidated financial statements for the fiscal year ending June 30, 1998, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

        The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Dennis K. Marquardt
                                       Secretary

Irvine, California
October 20, 1997

                                                                APPENDIX A


                                DAY RUNNER, INC.

                             1995 STOCK OPTION PLAN


1.       ESTABLISHMENT AND PURPOSE OF THE PLAN.

         Day Runner, Inc. hereby establishes this 1995 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.       DEFINITIONS.

         The following definitions shall apply throughout the Plan:

         a. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

         b. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

         c. "CODE" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

         d. "COMMITTEE" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

         e. "COMPANY" shall mean Day Runner, Inc., a Delaware corporation (or any successor corporation), and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

         f. "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

         g. "DISABILITY" shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of an Optionee, the

Committee may require the Optionee to furnish proof of the existence of Disability and may select a physician to examine the Optionee. The final determination as to the Disability of the Optionee shall be made by the Committee.

         h. "DISINTERESTED PERSON" shall mean an administrator of the Plan who, during the one year prior to service as an administrator of the Plan, has not been granted or awarded and, during such service, is not granted or awarded stock, stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons. The term "Disinterested Person" shall be interpreted in a manner consistent with the meaning of such term under Rule 16-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

         i. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

         j. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value per Share shall be the closing price on The Nasdaq Stock Market as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

         k. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         l. "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

         m. "OPTION" shall mean the grant of the right to an Employee or consultant pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

         n. "OPTION AGREEMENT" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

         o. "OPTIONED STOCK" shall mean the Shares subject to an Option granted pursuant to the Plan.

         p. "OPTIONEE" shall mean an Employee or consultant of the Company who is granted an Option under the Plan.

         q. "PLAN" shall mean this Day Runner 1995 Stock Option Plan as the same may be amended from time to time.

         r. "SHARES" shall mean shares of the Common Stock of the Company, par value per share of $0.001, or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

         s. "TERMINATION FOR CAUSE" shall mean termination of employment as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee's willful and continued failure to perform the duties assigned to him or her as an Employee or consultant; (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or consultant or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee or consultant without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Committee, have caused or substantially contributed to the material deterioration in the business of the Company or any Affiliate, taken as a whole.

3.       SHARES RESERVED.

         The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 300,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

         Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan. Any Shares which may be tendered, actually or by attestation, by an Optionee as full or partial payment in connection with the exercise of any Option under the Plan shall again be available for Stock Options thereafter granted during the remainder of the term of the Plan.

4.       ADMINISTRATION OF THE PLAN.

         a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person and an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the

Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

         b. Subject to the provisions of the Plan, the Committee shall have the sole and complete discretionary authority: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be granted to Employees and consultants in accordance with Section 6(d) of the Plan; (iv) to determine the Employees and consultants to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan;
(vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options and to determine the eligibility of an Employee or consultant for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; (xi) to cancel any outstanding Option and grant to an Optionee in replacement thereof such number of Options on such terms and conditions as the Committee shall determine; and (xii) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

         c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

         e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.       ELIGIBILITY.

         Options may be granted under the Plan only to Employees and consultants. An Employee or consultant who has been granted an Option may be granted, if he or she is otherwise eligible, additional Options.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

         a. Time of Granting Options. The date of grant of an Option shall be, for all purposes, the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be effective as of some future date, the date of grant shall be as of such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

         b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 100,000 Shares. If an Option held by an Employee or consultant of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee or consultant and any replacement Option granted to such Employee or consultant shall also count against such limit.

         c. Vesting. Options granted under the Plan shall vest as determined by the Committee, in its sole and absolute discretion, from time to time, which may include installment or performance vesting or other contingent vesting provisions.

         d. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, whether an Incentive Stock Option or a Non-Statutory Stock Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant.

                 Notwithstanding anything to the contrary herein, in the case of an Incentive Stock Option granted to an Employee or consultant who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         e. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee on the date of grant and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender (either actually or by attestation) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee in its discretion; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's tax withholding obligations. Payment of the exercise price specified in the Option may also be made in accordance with the procedures for a "cashless exercise" (including the delivery of an irrevocable notice of exercise) as the same may be established from time to time by the Company to facilitate exercises of Options and sales of Shares under this Plan.

                 If the consideration for the exercise of an Option is the actual surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

         f. Term of Options. The term of an Incentive Stock Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee or consultant who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be approved by the Committee.

                 The term of a Non-Statutory Stock Option may be up to ten years and one day from the date of grant thereof.

                 The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

         g. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7.       EXERCISE OF OPTION.

         a. In General. Any Option granted hereunder to an Employee or consultant shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance or other criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

                 An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

         b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(e) of the Plan.

         c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

         d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

         e. Termination of Continuous Employment. If an Optionee's Continuous Employment with the Company terminates for any reason other than death, Disability or Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 90 days following the date of such termination (subject to any earlier termination of the Option as provided by its terms).

         Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Committee, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

         f. Death or Disability Of Optionee. If an Optionee's Continuous Employment with the Company terminates due to the death or Disability of the Optionee, the Option may be exercised, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee, within six months following the date of such termination (subject to any earlier termination of the Option as provided by its terms).

         Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Committee, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

         g.      Termination for Cause.    If an Optionee's Continuous
Employment with the Company terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms).

         Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Committee, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

         h. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

         i. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

                 Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

         j. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal, state and local law.

8.       NONTRANSFERABILITY OF OPTIONS.

         Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce, and any such attempt may result, at the discretion of the Committee, in the termination of such Options. During the lifetime of the Optionee, his or her Option may be exercised only by the Optionee or his or her legal guardian.

9.       HOLDING PERIOD.

         In the case of Options granted to officers and directors of the Company, at least six months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10.      ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

         a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination, the payment of a stock dividend, recapitalization, merger, consolidation, exchange, spin-off or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to

Employees and consultants), as may be necessary to prevent dilution or enlargement of rights; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be made by the Committee, in its sole discretion, whose determination in that respect shall be final, binding and conclusive. The existence of the Plan and outstanding Options shall not limit or affect in any way the right or power of the Company to engage in any such transactions.

         b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets or stock of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares covered by the Option as to which the Option would not otherwise be exercisable, provided such exercise does not violate Section 7(e) of the Plan.

         c. No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11.      STOCKHOLDER APPROVAL.

         Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of Delaware.

12.      AMENDMENT AND TERMINATION OF THE PLAN.

         a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and may make any other amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of persons eligible to be granted Options; (v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

         b. Effect of Amendment or Termination. Except as otherwise provided in Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1995 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 11 of the Plan.

13.      INDEMNIFICATION.

         No member of the Committee or of the Board shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee or Board member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee or Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.      GENERAL PROVISIONS.

         a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

         b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee or consultant in employment for any period of time, or at any particular rate of compensation. Nothing in the

Plan shall be deemed to limit or affect the right of the Company or any Affiliate to terminate the employment of any Employee or consultant thereof at any time for any reason or no reason.

                 No Employee or consultant shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

         c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

         d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflict of laws rules thereof.

         e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

         f. Information to Optionees. The Company shall provide, upon request, without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

         g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

         h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15.      EFFECTIVE DATE AND TERM OF PLAN.

         The Plan shall become effective upon stockholder approval as provided in Section 11 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Section 12 of the Plan.

                                   EXHIBIT A

                                  EXHIBIT A-1


                                DAY RUNNER, INC.

                             1995 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


         DAY RUNNER, INC., a Delaware corporation (the "Company"), hereby grants to ______________________ (the "Optionee") an option (the "Option") to purchase a total of __________ ( ) shares of common stock of the Company (the "Shares"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1995 Stock Option Plan (the "Plan") applicable to Incentive Stock Options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Plan.

         i. NATURE OF THE OPTION. The Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. DATE OF GRANT; TERM OF OPTION. The Option is granted as of ______________, and it may not be exercised later than _______________.

         3. OPTION EXERCISE PRICE. The exercise price of the Option is $________ per Share, which price is not less than the Fair Market Value per Share on the date the Option was granted.

         4. EXERCISE OF OPTION. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and the Option as follows:

                 (a) RIGHT TO EXERCISE. The Option shall vest and be exercisable, cumulatively, [specify vesting schedule, e.g., in 20 equal quarterly installments, commencing on January 1, 199_, and continuing to vest as to one additional installment on the first day of each calendar quarter thereafter]. An Optionee who has been in Continuous Employment with the Company since the grant of the Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Section 5 below shall apply to the right of the Optionee to exercise the Option.

                 (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice in the form of the Notice of Exercise of Incentive Stock Option utilized by the Company from time to time, which notice shall state the election to exercise the Option and the number of Shares in respect to which the Option is being exercised. Such written notice shall be signed by the

Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Committee pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and may bear a legend as required under the Plan and/or under applicable law.

                 (c) RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                 (d) NO STOCKHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a stockholder shall exist with respect to the Shares as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7 of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

         5.      TERMINATION OF CONTINUOUS EMPLOYMENT.

                 (a) If the Optionee's Continuous Employment with the Company terminates for any reason other than death, Disability or Termination for Cause, as such terms are defined in the Plan, then the Optionee shall have the right to exercise the Option at any time within 90 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                 (b) If the Optionee's Continuous Employment with the Company terminates due to the death or Disability of the Optionee, then the Option may be exercised at any time within six months after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

                 (c) If the Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, then the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                 (d) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and, unless otherwise amended by the Committee, the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date the Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

         6. NONTRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or the rules thereunder, and may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. NO ENLARGEMENT OF RIGHTS. Neither the Plan nor the Option granted hereunder shall confer upon the Optionee any right to continue as an employee or consultant of the Company or limit in any respect the right of the Company to discharge the Optionee as an employee or consultant at any time, with or without cause and with or without notice. The Optionee shall have only such rights and interests as are expressly provided in this Agreement and the Plan.

         8. WITHHOLDING TAX LIABILITY. In connection with the exercise of the Option, the Company and the Optionee will incur liability for applicable state and federal income withholding tax on the difference, if any, between the aggregate purchase price and the then fair market value of the Shares acquired upon such exercise. The Optionee understands and agrees that the Company may be required to withhold part or all of the Optionee's regular compensation to pay the withholding tax, and that if such regular compensation is insufficient the Company may require the Optionee, as a condition of exercise of the Option, to pay in cash the amount of such withholding tax liability.

         9. EFFECT OF THE PLAN ON OPTION. The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as such may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of the Option or any rights hereunder. Pursuant to the Plan, the Committee appointed by the Board of Directors of the Company is authorized to adopt rules and regulations, consistent with the Plan and as it shall deem appropriate and proper, with regard to the Plan. A copy of the Plan in its present form is available for inspection at the Company's principal office during the Company's business hours by the Optionee or the persons entitled to exercise the Option.

         10.     ENTIRE AGREEMENT.         The terms of this Agreement and the
Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

         11.     SEVERABILITY.    If any provision of this Agreement, or the
application of such provision to any person or circumstances, is held valid or unenforceable, the remainder of this

Agreement, or the application of such provision to persons or circumstances other than those as to which it is held valid or unenforceable, shall not be affected thereby.

Date: _____________________            DAY RUNNER, INC.

                                       By:_____________________________

                                       Title: _________________________

         The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee with respect to any questions arising with respect to the Option and the Plan.

Date: ________________


                                       ________________________________
                                            Signature of Optionee


                                       _________________________________
                                                    Address


                                       __________________________________
                                       City       State          Zip Code

                                  EXHIBIT A-2


                                DAY RUNNER, INC.

                             1995 STOCK OPTION PLAN
                      NON-STATUTORY STOCK OPTION AGREEMENT


         DAY RUNNER, INC., a Delaware corporation (the "Company"), hereby grants to ______________________ (the "Optionee") an option (the "Option") to purchase a total of __________ ( ) shares of common stock of the Company (the "Shares"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1995 Stock Option Plan (the "Plan") applicable to Non- Statutory Stock Options, which terms and provisions are incorporated by reference herein. Unless the context herein otherwise requires, capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Plan.

         1. NATURE OF THE OPTION. The Option is intended to be a Non-Statutory Stock Option and is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


         2. DATE OF GRANT; TERM OF OPTION. The Option is granted as of ______________, and it may not be exercised later than _______________.

         3. OPTION EXERCISE PRICE. The exercise price of the Option is $________ per Share, which price is not less than the Fair Market Value per Share on the date the Option was granted.

         4. EXERCISE OF OPTION. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and the Option as follows:

                 (a) RIGHT TO EXERCISE. The Option shall vest and be exercisable, cumulatively, [specify vesting schedule, e.g., in 20 equal quarterly installments, commencing on January 1, 199_, and continuing to vest as to one additional installment on the first day of each calendar quarter thereafter]. An Optionee who has been in Continuous Employment with the Company since the grant of the Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Section 5 below shall apply to the right of the Optionee to exercise the Option.

                 (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice in the form of the Notice of Exercise of Non- Statutory Stock Option utilized by the Company from time to time, which notice shall state the election to exercise the Option and the number of

Shares in respect to which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Committee pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and may bear a legend as required under the Plan and/or under applicable law.

                 (c) RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                 (d) NO STOCKHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a stockholder shall exist with respect to the Shares as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7 of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

         5.      TERMINATION OF CONTINUOUS EMPLOYMENT.

                 (a) If the Optionee's Continuous Employment with the Company terminates for any reason other than death, Disability or Termination for Cause, as such terms are defined in the Plan, then the Optionee shall have the right to exercise the Option at any time within 90 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                 (b) If the Optionee's Continuous Employment with the Company terminates due to the death or Disability of the Optionee, then the Option may be exercised at any time within six months after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

                 (c) If the Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, then the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                 (d) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and, unless otherwise amended by the

Committee, the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date the Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

         6. NONTRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or the rules thereunder, and may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. NO ENLARGEMENT OF RIGHTS. Neither the Plan nor the Option granted hereunder shall confer upon the Optionee any right to continue as an employee or consultant of the Company or limit in any respect the right of the Company to discharge the Optionee as an employee or consultant at any time, with or without cause and with or without notice. The Optionee shall have only such rights and interests as are expressly provided in this Agreement and the Plan.

         8. WITHHOLDING TAX LIABILITY. In connection with the exercise of the Option, the Company and the Optionee will incur liability for applicable state and federal income withholding tax on the difference, if any, between the aggregate purchase price and the then fair market value of the Shares acquired upon such exercise. The Optionee understands and agrees that the Company may be required to withhold part or all of the Optionee's regular compensation to pay the withholding tax, and that if such regular compensation is insufficient the Company may require the Optionee, as a condition of exercise of the Option, to pay in cash the amount of such withholding tax liability.

         9. EFFECT OF THE PLAN ON OPTION. The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as such may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of the Option or any rights hereunder. Pursuant to the Plan, the Committee appointed by the Board of Directors of the Company is authorized to adopt rules and regulations, consistent with the Plan and as it shall deem appropriate and proper, with regard to the Plan. A copy of the Plan in its present form is available for inspection at the Company's principal office during the Company's business hours by the Optionee or the persons entitled to exercise the Option.

         10.     ENTIRE AGREEMENT.         The terms of this Agreement and the
Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

         11.     SEVERABILITY.    If any provision of this Agreement, or the
application of such provision to any person or circumstances, is held valid or unenforceable, the remainder of this

Agreement, or the application of such provision to persons or circumstances other than those as to which it is held valid or unenforceable, shall not be affected thereby.

Date: _____________________            DAY RUNNER, INC.

                                       By:________________________________
                                       Title: ____________________________

         The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee with respect to any questions arising with respect to the Option and the Plan.

Date: ________________


                                       ________________________________
                                            Signature of Optionee


                                       _________________________________
                                                    Address


                                       __________________________________
                                       City       State          Zip Code

                               AMENDMENT NO. 1 TO
                                DAY RUNNER, INC.
                             1995 STOCK OPTION PLAN


                 Section 3 of the Day Runner, Inc. 1995 Stock Option Plan is hereby amended to read in its entirety as follows:

                          "3.     SHARES RESERVED.  The maximum aggregate
                 number of Shares reserved for issuance pursuant to the Plan shall be 500,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                          Shares subject to, but not sold or issued under, any
                 Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan. Any Shares which may be tendered, actually or by attestation, by an Optionee as full or partial payment in connection with the exercise of any Option under the Plan shall again be available for Options thereafter granted during the remainder of the term of the Plan."


Dated:  October 21, 1996

                               AMENDMENT NO. 2 TO
                                DAY RUNNER, INC.
                            1995 STOCK OPTION PLAN*


                 Section 3 of the Day Runner, Inc. 1995 Stock Option Plan is hereby amended to read in its entirety as follows:

                          "3.     SHARES RESERVED.  The maximum aggregate
                 number of Shares reserved for issuance pursuant to the Plan shall be 775,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                          Shares subject to, but not sold or issued under, any
                 Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan. Any Shares which may be tendered, actually or by attestation, by an Optionee as full or partial payment in connection with the exercise of any Option under the Plan shall again be available for Options thereafter granted during the remainder of the term of the Plan."


Dated:  September 19, 1997





__________________________________

* This amendment is subject to approval by the Company's stockholders at their next annual meeting scheduled to be held on November 25, 1997.

                                                                  APPENDIX B


                                DAY RUNNER, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


               The following constitutes the provisions of the Employee Stock Purchase Plan (the "Plan") of Day Runner, Inc. (the "Company").

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.      Definitions.

                a) "Compensation," unless otherwise determined by the Board of Directors, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances.

                (b) "Employee" means any person, including an officer, who is customarily employed for more than 20 hours per week and five months or more per calendar year by the Company or its subsidiaries. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the person is on military leave, sick leave or other leave of absence approved by the Company; provided that where the period of leave exceeds 90 days and the person's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                (c) "Subsidiary" means any corporation described in Section 424 of the Code in which the Company owns, directly or indirectly, 50% or more of the voting shares.

                (d) "Offering date" means the first business day of an offering period of the Plan.

                (e) "Termination date" means the last business day of an offering period of the Plan.

        3.      Eligibility.

                (a) General Rule. Any Employee, as defined in Section 2, who has been employed by the Company or its Subsidiaries for six months or more and who is so employed on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

                (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

                        (i) immediately after the grant such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary; or

                        (ii) such option would permit the Employee's rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code and any successor provision) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offerings. The Plan shall be implemented by two offerings during each twelve-month period during the term of the Plan commencing on July 1, 1992. Each offering shall be of six months duration. Offering I shall commence on January 1 and end on June 30 of each year of the Plan; Offering II shall commence on July 1 and end on December 31 of each year of the Plan. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

        5. Participation. An eligible Employee may become a participant in one or more offerings under the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the "Subscription Agreement") and by filing it with the Company's payroll office not less than 15 days prior to the first offering date with respect to which it is to be effective, unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee's authorization and participation in the Plan shall become effective on the first offering date following the timely filing of his Subscription Agreement and shall remain effective until revoked by the participant by the filing of a notice of cancellation of option and withdrawal from the Plan as described in
Section 10(a) hereof or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant's payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an offering period may not become a participant in the Plan until the commencement of the next offering.

        6.      Payroll Deductions.

                (a) At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the next offering period at a percentage rate equal to a whole number and not exceeding 15%, or such other maximum rate as may be determined from time to time by the Company's Board of Directors (herein sometimes referred to as the "Board") subject to the provisions of Section 19 hereof, of the compensation which he or she receives on each payday during the offering period, and the aggregate of such payroll deductions during the offering period shall not exceed a total of 15%, or such other percentage determined by the Board, of the participant's compensation during such offering period.

                (b) Payroll deductions for a participant shall commence on the first payday following the date when a participant's payroll deduction authorization becomes effective and shall automatically continue from offering period to offering period until terminated by the participant in accordance with the terms hereof.

                (c) All payroll deductions authorized by a participant shall be credited to the participant's individual account under the Plan. A participant may not make any additional payments into such account.

                (d) A participant may terminate his participation in the Plan at any time prior to the termination of the offering period as provided in Section 10, but may not change the rate of his payroll deductions with respect to an offering period during such offering period.

        7.      Grant of Option.

                (a) On each offering date with respect to which a participant's payroll authorization is effective, each participant in the Plan shall automatically be granted an option to purchase (at the option price as provided in Section 7(b) hereof) up to the number of whole shares of the Company's Common Stock arrived at by dividing (i) an amount equal to 5% of such participant's Compensation for the twelve calendar months prior to the offering date, by (ii) 85% of the fair market value of a share of the Company's Common Stock at the offering date, subject to the limitations set forth in Sections 3(b) and 12 hereof. If a participant has been employed for less than 12 calendar months immediately prior to the offering date, then for purposes of this Section 7(a) such participant's Compensation for the 12 calendar months prior to the offering date shall be deemed equal to the amount determined by annualizing the Compensation paid to such participant prior to such offering date based on the actual number of whole months that he or she has been an Employee during such 12-month period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(c) hereof.

                (b) The option price per share of the shares to be sold during each offering shall be the lower of (i) 85% of the fair market value of a share of the Common Stock of the Company at the offering date or (ii) 85% of the fair market value of a share of the Common Stock of the Company at the termination date.

                (c) The fair market value of the Company's Common Stock shall be determined by the Company's Board of Directors, acting in its sole discretion, and based upon such factors as the Board determines relevant; provided, however, if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the mean of the closing bid and asked prices for the Common Stock on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System), or, in the event the Common Stock is listed on a national securities exchange or on the NASDAQ National Market System, the fair market value per share shall be the closing price on such exchange or on the NASDAQ National Market System, as reported in The Wall Street Journal.

        8. Exercise of Option. Unless a participant cancels his or her option and withdraws from the Plan as provided in Section 10, his option for the purchase of shares shall be exercised automatically at the termination date of the offering period, and the accumulated payroll deductions credited to a participant's account on the termination date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the applicable option price. Any amount credited to a participant's account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the termination date, provided that any amount remaining in a participant's account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent offering period if the participant participates in the subsequent offering. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

        9. Delivery. As promptly as practicable after the end of each offering period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

        10. Withdrawal; Termination of Employment.

                (a) A participant may terminate his or her participation in the Plan effective immediately and withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to a termination date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, all of the participant's payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, and his or her option for the current period shall be automatically cancelled, and no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

                A participant may terminate his or her participation in the Plan effective as of the first day of the next offering period by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purposes. In such case, the participant's payroll deductions will continue through the end of the offering period in which the notice of withdrawal is given, all amounts deducted from the participant's pay during such offering period will be applied to the purchase of Common Stock pursuant to the Plan, and following the completion of such offering period no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement filed in accordance with Section 5 hereof.

                (b) Upon termination of a participant's employment for any reason, including retirement or death, as soon as practicable after such termination, the payroll deductions credited to his or her account shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option shall be automatically cancelled.

                (c) In the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the offering period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option will be cancelled. (d) A participant's withdrawal from an offering shall not have any effect upon his or her eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

        11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        12.     Stock.

                (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be Fifty Thousand (50,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

                (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

                (c) Shares to be delivered to a participant under the Plan shall, as specified in the participant's Subscription Agreement, be registered in the name of the participant or in the name of the participant and his or her spouse.

        13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board, as necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan; provided, however, that to the extent necessary to comply with Rule 16b-3 no discretion concerning decisions regarding the Plan shall be afforded to a person who is not a "disinterested person" as that term is defined and interpreted under Rule 16b-3. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

        14.     Designation of Beneficiary.

                (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the termination date of an offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the termination date of an offering period.

                (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

        16. Use of Funds. All payroll deductions received or held by the Company on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. Reports. Individual accounts will be maintained for each participant in the Plan. Individual statements of account will be given to participating Employees semi-annually as promptly as practicable following the termination date of an offering period, which statements shall set forth the amounts of payroll deductions, the per share option price, the number of shares purchased and the remaining cash balance, if any, in a participant's account.

        18.     Adjustments Upon Changes in Capitalization.

                (a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

                (b) In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof and unless a participant terminates his participation in the Plan prior to such date, his option for the purchase of shares will be exercised automatically on such date and the accumulated payroll deductions credited to a participant's account on such date will be applied to purchase whole shares of the Company's Common Stock (up to the maximum number subject to option as determined in accordance with Section 7(a) hereof) at the applicable option price.

                (c) No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

        19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan in such respects as the Board may deem advisable. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

                (a) Increase the number of shares that may be issued under the Plan;

                (b) Materially modify the requirements as to eligibility for participation in the Plan; or

                (c) Materially increase the benefits which accrue to participants under the Plan.

        20. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22 of the Plan.

        21. Notices. All notices or other communications by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22. Shareholder Approval/Public Offering. Notwithstanding anything to the contrary herein, the effectiveness of the Plan shall be expressly subject
(a) to approval by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a shareholder meeting duly held prior to July 1, 1992 and (b) to the closing on or before May 22, 1992 of a public offering by the Company of the Company's Common Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

        23. No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

        24. Information to Participants. The Company shall provide without charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

        25. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflicts of laws rules thereof, and construed accordingly.

        26. Tax Withholding. If, at any time, the Company or any Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option made hereunder or transfer of shares of Common Stock, the Company or such Subsidiary shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and in the case of shares of Common Stock, the participant or his or her estate or beneficiary shall be required to pay the Company or such Subsidiary the amount of taxes required to be withheld, or, in lieu thereof, the Company or such Subsidiary shall have the right to retain, or sell without notice, a sufficient number of shares of Common Stock to cover the amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate.

        27. Securities Law Compliance. No shares of Common Stock may be issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws, with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon demand by the Company, an Employee shall deliver to the Company a representation in writing that the purchase of shares pursuant to the exercise of an option hereunder is being made for investment only and not for resale or with a view to distribution, or such other information, representations or undertakings as the Company may reasonably require in order to comply with any registration requirements or exemptions therefrom of applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any such violation of applicable securities laws.

                                DAY RUNNER, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                                     FORM OF
                             SUBSCRIPTION AGREEMENT

    Instructions: Please print or type all information except your signature.


NAME:
     ---------------------------------------------------------------------------
           First                        Middle                       Last

ADDRESS:
        ------------------------------------------------------------------------

SOCIAL SECURITY NO.:  ___  ___  ___  -  ___  ___  -  ___  ___  ___  ___


EMPLOYEE NO.:                           EMPLOYMENT START DATE:
             -----------------------                          ------------------

                              ORIGINAL APPLICATION

1. I hereby elect to participate in the Day Runner, Inc. ("Day Runner") Employee Stock Purchase Plan (the "Plan") in accordance with this Subscription Agreement and the terms of the Plan.

2. I hereby authorize Day Runner to make regular payroll deductions, at the rate indicated below and in accordance with the terms of the Plan, from the total compensation (including overtime, bonuses, commissions and other earnings, if any) paid to me during each offering period during which I remain a participant in the Plan:

        (CIRCLE ONE)  1%    2%     3%     4%     5%     6%     7%     8%      9%
                ---
                      10%   11%    12%    13%    14%    15%  OF COMPENSATION

3. I understand that payroll deductions at the indicated rate will continue from offering period to offering period unless I become ineligible to participate in the Plan or I file the Payroll Deduction Authorization Change portion of this form below.

4. I understand that the deducted amounts will be applied automatically to the purchase of shares of Day Runner Common Stock at the end of each offering period unless I elect to cancel my option and withdraw from the Plan by filing the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

5. I hereby acknowledge that I have received and read a copy of Day Runner's most recent Prospectus describing the terms and provisions of the Plan and understand the information therein and the risks of participating in the Plan.

6. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.


7. I understand that the shares purchased for me under the Plan will be issued in my name or, in the event of my death before the end of an offering period, in the name(s) of the following person(s), whom I hereby designate as my beneficiary(ies) to receive all payments and shares due me under the Plan:


Name:  (Please print)
                         -------------------------------------------------------
                             First                 Middle            Last

--------------------     -------------------------------------------------------
Relationship                 Address

                         -------------------------------------------------------
                             City                  State             Zip Code

Name:  (Please print)    -------------------------------------------------------
                             First                 Middle            Last

--------------------     -------------------------------------------------------
Relationship                 Address

                         -------------------------------------------------------
                             City                  State             Zip Code


DATE:
     ------------------------                -----------------------------------
                                             SIGNATURE OF EMPLOYEE

================================================================================

                           ELECTION NOT TO PARTICIPATE

        I hereby acknowledge receipt of a copy of Day Runner's most recent Prospectus which describes the Day Runner Employee Stock Purchase Plan and elect not to participate in the Plan. I understand that my decision not to participate in the next offering under the Plan will not affect my eligibility to participate in subsequent offerings under the Plan.


DATE:
     ------------------------------          -----------------------------------
                                             SIGNATURE OF EMPLOYEE

================================================================================
                 (To be completed by Human Resources Department)

Date Received:
              -----------------
Approved by:
              -----------------

                                DAY RUNNER, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                                     FORM OF
                   PAYROLL AUTHORIZATION CHANGE OR WITHDRAWAL


        I am now a participant in the Day Runner, Inc. ("Day Runner") Employee Stock Purchase Plan (the "Plan") and I wish to make the change indicated below (check one):

[  ]    A. CHANGE IN PAYROLL DEDUCTION RATE: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next offering period (such change must be filed with the Company at least 15 days prior to the start of the offering period with respect to which it is to be effective):

       (CIRCLE ONE)  1%    2%    3%     4%    5%    6%    7%    8%    9%
                          10%   11%    12%   13%   14%   15%   OF COMPENSATION

       B. WITHDRAWAL FROM PLAN AND CANCELLATION OF OPTION: I hereby elect to cancel my participation in the Plan effective immediately and to cancel my option to purchase Day Runner Common Stock under the Plan and request that all amounts withheld from me through payroll deductions relating to the cancelled option be refunded to me. I understand that cancellation of my option will be effective only if this form is filed with the Company prior to the close of the offering period. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least 15 days prior to the start of the offering period with respect to which it is to be effective.

       C. WITHDRAWAL FROM PLAN WITHOUT CANCELLATION OF OPTION. I hereby elect to cancel my participation in the Plan effective as of the first day of the next offering period. However, I request that my previously authorized payroll deductions continue through the end of the current offering period and that all amounts deducted from my pay during the current offering period be applied to the purchase of Day Runner Common Stock pursuant to the Plan. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least 15 days prior to the start of the offering period with respect to which it is to be effective.

DATE:
     --------------------------------        -----------------------------------
                                             SIGNATURE OF EMPLOYEE
PRINT NAME:
           ------------------------------

================================================================================
                 (To be completed by Human Resources Department)

Date Received:
              ----------------------
Approved by:
            ------------------------

                               AMENDMENT NO. 1 TO
                                DAY RUNNER, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


        1. Section 12(a) of the Day Runner, Inc. Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                        "(a) The maximum number of shares of the Company's
                Common Stock which shall be made available for sale under the Plan shall be One Hundred Thousand (100,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary."

        2. Section 22 of the Day Runner, Inc. Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                        "22. Shareholder Approval. Notwithstanding anything to
                the contrary herein, the continuance of the Plan and the effectiveness of any option granted hereunder shall be subject to approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a shareholder meeting duly held prior to September 1, 1992. No options granted before such shareholder approval has been obtained shall be exercisable unless such shareholder approval is obtained. If the Plan is not approved by the shareholders of the Company prior to September 1, 1992, the Plan and any options granted thereunder shall terminate and all payroll deductions credited to a participant's account shall be promptly returned to him or her."


Dated:  July 17, 1992

                               AMENDMENT NO. 2 TO
                                DAY RUNNER, INC.
                          EMPLOYEE STOCK PURCHASE PLAN*


                Section 12(a) of the Day Runner, Inc. Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

                        "(b) The maximum number of shares of the Company's
                Common Stock which shall be made available for sale under the Plan shall be One Hundred Seventy-Five Thousand (175,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. The shares to be sold to participants in the Plan will be authorized but unissued shares. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof at the offering date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary."


Dated:  September 19, 1997








----------
* This amendment is subject to approval by the Company's stockholders at their next annual meeting scheduled to be held on November 25, 1997.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DAY RUNNER, INC.

                      1997 ANNUAL MEETING OF STOCKHOLDERS

   The undersigned stockholder of Day Runner, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 20, 1997, and hereby appoints Mark A. Vidovich and Dennis K. Marquardt, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held Tuesday, November 25, 1997, at 9:00 a.m., California time, at The Sutton Place Hotel located at 4500 MacArthur Boulevard, Newport Beach, California 92660, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS  [ ] FOR ALL nominees listed  [ ] WITHHOLD AUTHORITY
                              below (except as marked      to vote for ALL nominees
                              to the contrary below).      listed below.

(Instruction: To WITHHOLD the authority to vote for any individual nominee, mark the box next to the nominee's name below.)

   Name of Nominee:

[ ] James E. Freeman, Jr.     [ ] Charles Miller          [ ] Boyd I. Willat
[ ] James P. Higgins          [ ] Alan R. Rachlin         [ ] Felice Willat
[ ] Jill Tate Higgins         [ ] Mark A. Vidovich

   2. APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   To approve an amendment to the Company's 1995 Stock Option Plan to increase the aggregate number of shares authorized for issuance thereunder from 500,000 to 775,000 shares, as described in the Proxy Statement.

   3. APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   To approve an amendment to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares authorized for issuance thereunder from 100,000 to 175,000 shares, as described in the Proxy Statement.

                           (Continued on other side)

                          (Continued from other side)

   4. APPOINTMENT OF INDEPENDENT AUDITORS

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1998, as described in the Proxy Statement.

   5. OTHER BUSINESS

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

   Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                       Dated:____________, 1997

                                                       ------------------------
                                                              (Signature)

                                                       ------------------------
                                                              (Signature)

                                                       (This Proxy should be
                                                       marked, dated and signed
                                                       by the stockholder(s)
                                                       exactly as his or her
                                                       name appears hereon and
                                                       returned promptly in the
                                                       enclosed envelope.
                                                       Persons signing in a
                                                       fiduciary capacity should
                                                       so indicate. If shares
                                                       are held by joint tenants
                                                       or as community property,
                                                       both should sign.)

                        DO NOT FOLD, STAPLE OR MUTILATE